Exhibit 99.4

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax:+1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Bridge Single-Family Rental Fund IV Aggregator LLC (the “Securitization Sponsor”) Bridge SFR IV Depositor LLC (the “Depositor”) 111 East Sego Lily Drive, Suite 400 Salt Lake City, Utah 84070	12 July 2024

Re:	Bridge 2024-SFR1 Trust (the “Issuing Entity”) Single-Family Rental Pass-Through Certificates (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Securitization Sponsor, Depositor and RBC Capital Markets, LLC (collectively, the “Specified Parties”) for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a portfolio of single-family detached residential homes and single-family attached residential properties (collectively, the “Properties”) pledged to secure a loan (the “Loan”) relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Securitization Sponsor, on behalf of the Depositor, provided us with:

a.	Electronic data files:
i.	Labeled “Bridge 2024-SFR1 Data Tape 5.31 vF.xlsx” and the corresponding record layout and decode information, as applicable (the “Loan Listing Data File”), that the Securitization Sponsor, on behalf of the Depositor, indicated contains information as of 31 May 2024 (the “Property Cut-off Date”) relating to the Properties,
ii.	Labeled “Bridge 2024-SFR1 Data Tape 5.31 vF_6.24.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Securitization Sponsor, on behalf of the Depositor, indicated contains information as of the Property Cut-off Date relating to the Properties,

a. (continued)

iii.	Labeled “Bridge 2024-SFR1 Data Tape 5.31 vF_7.11.xlsx” and the corresponding record layout and decode information, as applicable (the “Data File”), that the Securitization Sponsor, on behalf of the Depositor, indicated contains information as of the Property Cut-off Date relating to the Properties,
iv.	Labeled “Seed Portfolio Purchase Price Allocation.xlsx” and the corresponding record layout and decode information, as applicable (the “Purchase Price Support Data File”), that the Securitization Sponsor, on behalf of the Depositor, indicated contains purchase information for certain Properties acquired by the Securitization Sponsor on 31 January 2022,
v.	Labeled “Blue Garden Way Cost Basis.xlsx” and the corresponding record layout and decode information, as applicable (the “New Construction Purchase Price Support Data File”), that the Securitization Sponsor, on behalf of the Depositor, indicated contains purchase information for certain Properties acquired by the Securitization Sponsor on 28 October 2022,
vi.	Labeled “BRIDGE 2024-SFR1_BPO_053024 - 06.10.24 - Complete.xlsx” and the corresponding record layout and decode information, as applicable (the “BPO Support Data File”), that the Securitization Sponsor, on behalf of the Depositor, indicated contains certain information from certain third-party vendors as of the Property Cut-off Date relating to each Property and
vii.	Labeled “Delinquency and Total Investment Basis Support File.xlsx” and the corresponding record layout and decode information, as applicable (the “Delinquency and Total Investment Basis Support Data File”), that the Securitization Sponsor, on behalf of the Depositor, indicated contains delinquency amount and additional capital expenses information as of the Property Cut-off Date relating to each Property,
b.	Imaged copies of the following items:
i.	Settlement statement or closing disclosure (collectively and as applicable, the “Settlement Statement”),
ii.	Purchase and sale agreement, purchase and sale deed and/or purchase and sale addendum (collectively and as applicable, the “Purchase and Sale Agreement”),
iii.	New policy change (the “New Policy Change Letter”) and
iv.	Lease agreement, partial summary of residential lease agreement, lease amendment and/or lease renewal (collectively and as applicable, the “Lease Agreement,” together with the Purchase Price Support Data File, New Construction Purchase Price Support Data File, Settlement Statement, Purchase and Sale Agreement and New Policy Change Letter, the “Sources”),

that the Securitization Sponsor, on behalf of the Depositor, indicated relate to the Sample Properties (as defined in Attachment A), as applicable,

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File and Data File, which is shown on Exhibit 1 to Attachment A,

d.	The list of relevant characteristics (the “BPO Characteristics”) on the Data File, which is shown below:
i.	Property address,
ii.	City,
iii.	State,
iv.	Zip code,
v.	Building type,
vi.	BPO value,
vii.	BPO value as-of date,
viii.	Swimming pool at property (yes/no),
ix.	County and
x.	Closest MSA (metropolitan statistical area),
e.	The list of relevant characteristics (the “Compared Property Characteristics”) on the Data File, which is shown on Exhibit 2 to Attachment A, and
f.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File and Data File collectively is the “Subject Matter” as of the date of this report. We performed certain procedures on earlier versions of the Subject Matter (as applicable) and communicated any differences prior to being provided the final Subject Matter which was subjected to the procedures described below.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Securitization Sponsor is responsible for the Subject Matter, Loan Listing Data File, Preliminary Data File, Data File, BPO Support Data File, Delinquency and Total Investment Basis Support Data File, Sources, Sample Characteristics, BPO Characteristics, Compared Property Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Loan Listing Data File, BPO Support Data File, Delinquency and Total Investment Basis Support Data File, Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by the Securitization Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. We have not verified, and we make no representation as to, the accuracy, completeness, or reasonableness of any information related to the Loan. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Loan or Properties, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Securitization Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Loan conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the Properties,
iii.	Whether the originator(s) of the Loan complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Loan or Properties that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

12 July 2024

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.	As instructed by the Securitization Sponsor, on behalf of the Depositor, we randomly selected a sample of 283 Properties from the Loan Listing Data File (the “Sample Properties”). For the purpose of this procedure, the Securitization Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Properties or the methodology they instructed us to use to select the Sample Properties from the Loan Listing Data File.

For the purpose of the procedures described in this report, the 283 Sample Properties are referred to as Sample Property Numbers 1 through 283.

2.	For each single-family residential property on the Loan Listing Data File and Preliminary Data File, we compared the information identifying each single-family residential property (each, a “Property ID”), as shown on the Loan Listing Data File, to the corresponding Property ID, as shown on the Preliminary Data File, and noted that:
a.	All of the Properties were included on both Loan Listing Data File and Preliminary Data File and
b.	No property other than the Properties was included on the Loan Listing Data File or Preliminary Data File.

3.	For each Sample Property, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Sources, subject to the instructions, assumptions and methodologies provided by the Securitization Sponsor, on behalf of the Depositor, described in the notes on Exhibit 1 to Attachment A. The Sources that we were instructed by the Securitization Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 3 to Attachment A, all such compared information was found to be in agreement.

4.	For each single-family residential property on the Preliminary Data File and Data File, we compared the Property ID, as shown on the Preliminary Data File, to the corresponding Property ID, as shown on the Data File, and noted that:
a.	All of the Properties were included on both Preliminary Data File and Data File and
b.	No property other than the Properties was included on the Preliminary Data File or Data File.

5.	For each Sample Property, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information, as shown on the Data File. Except for the information shown on Exhibit 4 to Attachment A, all such compared information was found to be in agreement.

6.	For each Property, we compared the BPO Characteristics, as shown on the Data File, to the corresponding information located on the BPO Support Data File. All such compared information was found to be in agreement.

Attachment A Page 2 of 2
7.	For each Property, we compared the Compared Property Characteristics listed on Exhibit 2 to Attachment A, as shown on the Data File, to the corresponding information located on the Delinquency and Total Investment Basis Support Data File, or to the corresponding information we recalculated using information on the Data File and/or Delinquency and Total Investment Basis Support Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Securitization Sponsor, on behalf of the Depositor, that are stated in the notes on Exhibit 2 to Attachment A. All such compared information was found to be in agreement.

Exhibit 1 to Attachment A Page 1 of 3

Sample Characteristics and Sources

Sample Characteristic	Source(s)		Note(s)

Acquisition date	(a) (b) (c)	Purchase Price Support Data File, Settlement Statement or New Construction Purchase Price Support Data File	i.

Purchase price	(a) (b) (c) (d) (e)

Purchase Price Support Data File,

New Construction Purchase Price
Support Data File,

Settlement Statement and Purchase and
Sale Agreement,

Settlement Statement or

Settlement Statement and recalculation

ii., iii.

Lease start date	Lease Agreement		iv.

Date of lease expiration	Lease Agreement		iv.

In-place rents	Lease Agreement		iv., v.

Section 8	New Policy Change Letter		vi.

Notes:

i.	For the purpose of comparing the acquisition date Sample Characteristic for each Sample Property included on the Purchase Price Support Data File, the Securitization Sponsor, on behalf of the Depositor, instructed us to note agreement with an acquisition date of “1/31/2022,” as shown on the Preliminary Data File.

For the purpose of comparing the acquisition date Sample Characteristic for each remaining Sample Property (except for Sample Property Numbers 108, 109, 110 and 111), the Securitization Sponsor, on behalf of the Depositor, instructed us to use the Settlement Statement as the Source.

For the purpose of comparing the acquisition date Sample Characteristic for the Sample Property Numbers 108, 109, 110 and 111, the Securitization Sponsor, on behalf of the Depositor, instructed us to use the New Construction Purchase Price Support Data File as the Source.

Exhibit 1 to Attachment A Page 2 of 3

Notes: (continued)

ii.	For the purpose of comparing the purchase price Sample Characteristic for each Sample Property, the Securitization Sponsor, on behalf of the Depositor, instructed us to round the purchase price, as shown on the Preliminary Data File, and purchase price, as shown on the Purchase Price Support Data File, New Construction Purchase Price Support Data File, Purchase and Sale Agreement or Settlement Statement (and in accordance with any other applicable note(s)), to two decimal places (X.XX).

iii.	For the purpose of comparing the purchase price Sample Characteristic for each Sample Property included on the Purchase Price Support Data File, the Securitization Sponsor, on behalf of the Depositor, instructed us to use the corresponding purchase price - price paid, as shown on the Purchase Price Support Data File.

For the purpose of comparing the purchase price Sample Characteristic for the Sample Property Numbers 108, 109, 110 and 111, the Securitization Sponsor, on behalf of the Depositor, instructed us to use the New Construction Purchase Price Support Data File as the Source.

For the purpose of comparing the purchase price Sample Characteristic for each remaining Sample Property with multiple units, as indicated in the address section of the Settlement Statement, the Securitization Sponsor, on behalf of the Depositor, instructed us to use the Purchase and Sale Agreement as the Source.

For the purpose of comparing the purchase price Sample Characteristic for each remaining Sample Property with a purchase price, as shown on the Preliminary Data File, that agrees with the corresponding contract sales price, as shown in the Settlement Statement, the Securitization Sponsor, on behalf of the Depositor, instructed us to use the corresponding contract sales price, as shown in the Settlement Statement.

For the purpose of comparing the purchase price Sample Characteristic for each Sample Property with a purchase price, as shown on the Preliminary Data File, that does not agree with the corresponding contract sales price, as shown in the Settlement Statement, the Securitization Sponsor, on behalf of the Depositor, instructed us to recalculate the purchase price as the difference between the:

(a)	Contract sales price

and

(b)	Sum (as applicable) of the:
(1)	Repair credit,
(2)	Seller concession in lieu of repair,
(3)	Closing cost credit and
(4)	Broker concession,

all as shown on the Settlement Statement.

Exhibit 1 to Attachment A Page 3 of 3

Notes: (continued)

iv.	The Securitization Sponsor, on behalf of the Depositor, instructed us not to perform any procedures to compare the indicated Sample Characteristics for any Sample Property with a status_c value of “Vacant” or “Rehab,” as shown on the Preliminary Data.

v.	For the purpose of comparing the in-place rents Sample Characteristic for each Sample Property with status_c value of “Leased” and an occupied value of “FALSE,” both as shown on the Preliminary Data File, the Securitization Sponsor, on behalf of the Depositor, instructed us to note agreement with a value of “0,” as shown on the Preliminary Data File.

vi.	For the purpose of comparing the section 8 Sample Characteristic for each Sample Property for which we were provided a corresponding New Policy Change Letter, the Securitization Sponsor, on behalf of the Depositor, instructed us to note agreement with “Section 8,” as shown on the Preliminary Data File.

For the purpose of comparing the section 8 Sample Characteristic for each remaining Sample Property, the Securitization Sponsor, on behalf of the Depositor, instructed us to use “None” or <blank>.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Securitization Sponsor, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A Page 1 of 2

Compared Property Characteristics

Compared Property Characteristic	File or Recalculation	Note

Original length of the lease (months)	Recalculation	i.

Underwritten annual net cash flow	Recalculation	ii.

Total investment basis	Delinquency and Total Investment Basis Support Data File and recalculation	iii.

Delinquent (True/False)	Delinquency and Total Investment Basis Support Data File	iv.

Notes:

i.	For the purpose of comparing the original length of the lease (months) Compared Property Characteristic for each Property with a status_c value of “Vacant” or “Rehab,” as shown on the Data File (each, a “Vacant Property”), the Securitization Sponsor, on behalf of the Depositor, instructed us to use “0.”

For the purpose of comparing the original length of the lease (months) Compared Property Characteristic for each Property that is not a Vacant Property, the Securitization Sponsor, on behalf of the Depositor, instructed us to recalculate the original length of the lease (months) by:

(a)	Calculating the difference in months between the date of client lease expiration date and client lease start date, both as shown on the Data File, and
(b)	Adding one to the value calculated in (a) above if the day of the month of the date of client lease expiration date is greater than the day of the month of the client lease start date, both as shown on the Data File.

Exhibit 2 to Attachment A Page 2 of 2

Notes: (continued)

ii.	For the purpose of comparing the underwritten annual net cash flow Compared Property Characteristic for each Property, the Securitization Sponsor, on behalf of the Depositor, instructed us to recalculate the underwritten annual net cash flow as the difference between the:
(a)	Sum of the:
(1)	Gross rental income and
(2)	Other income

and

(b)	Sum of the:
(1)	Vacancy/concessions/collection loss,
(2)	Property management fee,
(3)	Property tax expense,
(4)	HOA dues,
(5)	Insurance expense,
(6)	Repair & maintenance costs,
(7)	Turnover costs,
(8)	Leasing & marketing,
(9)	Other expenses and
(10)	Cap ex expense,

all as shown on the Data File.

iii.	For the purpose of comparing the total investment basis Compared Property Characteristic for each Property, the Securitization Sponsor, on behalf of the Depositor, instructed us to round the total investment basis, as shown on the Data File, to two decimal places (X.XX) and to recalculate the total investment basis as the sum (rounded to two decimal places (X.XX)) of the:
(a)	Purchase price, as shown on the Data File, and
(b)	Additional capex, as shown on the Delinquency and Total Investment Basis Support Data File.

iv.	For the purpose of comparing the delinquent (true/false) Compared Property Characteristic for each Property, the Securitization Sponsor, on behalf of the Depositor, instructed us to use:
(a)	“False” if the delinquency amount, as shown on the Delinquency and Total Investment Basis Support Data File, is less than $500 or
(b)	“True” if the delinquency amount, as shown on the Delinquency and Total Investment Basis Support Data File, is greater than or equal to $500.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Securitization Sponsor, on behalf of the Depositor, that are described in the notes above.

Exhibit 3 to Attachment A

Sample Characteristic Differences

Sample Property Number	Sample Characteristic	Preliminary Data File Value	Source Value

213	Purchase price	$237,111.28	$237,111.27

220	Purchase price	$237,111.28	$237,111.27

Exhibit 4 to Attachment A

Sample Characteristic Differences

Between the Preliminary Data File and Data File

Sample Property Number	Sample Characteristic	Preliminary Data File Value	Data File Value

213	Purchase price	$237,111.28	$237,111.27

220	Purchase price	$237,111.28	$237,111.27